U.S. GLOBAL INVESTORS, INC.

MARCH 31, 2013, QUARTERLY REPORT ON FORM 10-Q	PAGE 26 OF 27

EXHIBIT 32 - CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of U.S. Global Investors, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: May 8, 2013	/s/ Frank E. Holmes
Frank E. Holmes
Chief Executive Officer

U.S. GLOBAL INVESTORS, INC.

MARCH 31, 2013, QUARTERLY REPORT ON FORM 10-Q	PAGE 2 7 OF 27

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of U.S. Global Investors, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: May 8, 2013	/s/ Catherine A. Rademacher
Catherine A. Rademacher
Chief Financial Officer